Filed pursuant to Rule 497
File No. 333-204659

Supplement dated December 14, 2016
to
Prospectus dated October 6, 2016

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated October 6, 2016 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect: (i) an increase in the public offering price and (ii) the Company’s entry into a conditional income incentive fee waiver agreement with the Advisers.
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This supplement amends the Prospectus as follows:

INCREASE IN OFFERING PRICE
On December 13, 2016, we increased our public offering price from $9.05 per share to $9.10 per share. This increase in our public offering price will be effective as of our December 15, 2016 weekly closing. In accordance with our share pricing policy, our board of directors determined that an increase in the public offering price per share was warranted following an increase in our estimated net asset value per share in order to ensure that our net asset value per share does not exceed our net offering price per share. As a result of the increase in our public offering price per share, our maximum combined sales commission and dealer manager fee per share and the net proceeds per share will correspondingly increase from $0.90 to $0.91 and $8.15 to $8.19, respectively.

PROSPECTUS SUMMARY

This supplement replaces the third paragraph of the section entitled “Prospectus Summary-Management and Incentive Fee Waiver,” as amended, beginning on page 12 of the Prospectus with the following:

We and our Advisers have entered into three conditional income incentive fee waiver agreements (the “2016 Conditional Income Incentive Fee Waiver Agreements”) on May 9, 2016, October 7, 2016 and December 13, 2016, respectively, pursuant to which, for a period from January 1, 2016 through December 31, 2016, our Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

This supplement replaces the fourth paragraph of the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver,” as amended, beginning on page 105 of the Prospectus with the following:

We and our Advisers have entered into the 2016 Conditional Income Incentive Fee Waiver Agreements, pursuant to which, for a period from January 1, 2016 through December 31, 2016, our Advisers could waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.